EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

                      LICENSING AND DISTRIBUTION AGREEMENT


This agreement (" Agreement") is entered into as of July 11, 1995 by and between Davidson & Associates, Inc., a California corporation with its principal place of business at 19840 Pioneer Avenue, Torrance, CA 90503 ("Davidson") and Capitol Multimedia, Inc., a Delaware corporation, with its principal place of business at 7315 Wisconsin Avenue, Suite 800E, Bethesda, MD 20814 ("Capitol").

Whereas, Capitol is a developer and owner of computer software and storybook content and desires to license same for foreign and domestic distribution; and

Whereas, Davidson desires to license and distribute computer programs developed by Capitol; and

Now Therefore, by reason of the foregoing premises and in consideration of the mutual covenants and premises hereinafter set forth, parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms will have the meanings set forth below:

     a) Licensed Territory- Worldwide.

     b) Work- means the deliverables provided by Capitol to Davidson in accordance with Exhibit A, attached hereto and incorporated herein.

     c) Product(s)- means collectively those application software and related interactive media products, inclusive of the packaging trademarks, together with all printed books and booklets, or other materials which refer or relate to the Products, and any upgrades, updates, new releases, or other modifications to the Work provided by Capitol.

     d) MDF- means marketing development funds spent or allocated by Davidson for the purposes of marketing the Product(s).

     e) Return Reserve Allowance- Davidson will withhold a reserve against returns, exchanges, refunds, credits and the like in the amount of ten percent (10%) of Gross Receipts. All undispersed portions of the fund will be liquidated with the rendition of each of the statements and payments nine (9) months following the quarter in which the respective Return Reserve Allowance was originally withheld.

     f) Net Receipts- means Gross Receipts, less the Return Reserve Allowance, cost of goods (approximately $3.50), all public relations expenditures, all MDF expenditures, and all co-op advertising fund expenditures. The deduction for public relations, MDF, and co-op advertising expenditures will be limited to fifteen percent (15%) of the invoiced amounts for all Products actually shipped, exclusive of sales or use taxes and shipping charges monthly. In the event public relations, MDF, and co-op advertising expenditures exceed fifteen percent (15%) of the invoiced amounts for all Products actually shipped, exclusive of sales or use taxes and shipping charges monthly, the balance shall be carried forward and added to the allowable expense deductions for future months.

     g) Gross Receipts- means the invoiced amounts for all Products actually shipped, exclusive of sales or use taxes, shipping charges, bad debts, and credits for returns.

     h) Alpha- First playable Work released for testing. The Work will have at least seventy-five percent (75%) functionality, graphics, sound, video, and text.

     i) Beta- Work released for testing in complete form (one-hundred percent (100% functionality, graphics, sound, video, and text) and ready to ship in the opinion of the developer, with the understanding that there may be crashes and performance issues.

================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 1
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

     j) Script- A written document that sets forth the story and describes all the graphic elements and animation present in the Product and contains hand-drawn sketches of the backgrounds and main characters

     k) Functional Specifications Document- A written document which describes how the Product works and includes flowcharts, menus, specific features, a description of the user interface, on-line help requirements, if any, and hardware system requirements.

     l) Final Audiotape- An audiotape which includes all final dialogue for the characters and all music and songs to be included in the Title.

                             OBLIGATIONS OF CAPITOL

2. Delivery of Work. Capitol agrees to develop at its location and at its sole expense, six (6) software programs and related materials based on international folktale storybooks created and owned by Capitol (hereinafter the "Title(s)"). The Titles, delivery schedule, and content specifications for same are described in Exhibit A. Capitol agrees to comply with the delivery in accordance with the content of Exhibit A and the terms and conditions contained herein. Davidson must approve the content of a completed milestone before Capitol proceeds to the next milestone, such approval not to be unreasonably withheld. Should Davidson be unable to approve the final results of all deliverables, and Capitol will not for any reason make changes or modifications suggested by Davidson to secure such approval, the parties agree that senior executives of both will meet to attempt to resolve any such disagreement. If after such meeting, Davidson continues to be unable to approve the final content of any Work, Davidson shall not be required to produce and market the Title derived from such Work. Capitol agrees to provide to Davidson, concurrent with the delivery of each Title, text, artwork, and page-layout in electronic format for same.

3. Grant.

     (a) License. Capitol hereby grants to Davidson and Davidson hereby accepts an exclusive, irrevocable, worldwide license and right to use, manufacture or cause to be manufactured, reproduce electronically and in text form, market and distribute in a CD-ROM for Macintosh and Windows formats, perform, display, promote, advertise, sell, and otherwise exploit the Work in a CD-ROM for Macintosh and Windows format, with the right to sublicense to third parties any and all proprietary rights contained in or resulting from the Work including, without limitation, any patents, copyrights, trademarks, trade secrets or other proprietary rights claimed by Capitol with respect to the Work only in the Licensed Territory (such license being hereinafter referred to as the "License").

     (b) OEM and Bundling. Davidson shall have the right to sell and license the Product and the Work through OEM and bundling agreements, subject to the payments to Capitol in accordance with the terms of Paragraph 12. Davidson shall also have the right to distribute and to license others to distribute the Product in their entirety through networks and on-line services. Davidson will present all proposed OEM, bundling, network, and on-line services opportunities to Capitol for approval, said approval not to be unreasonably withheld. Capitol agrees to respond to Davidson's notice of an opportunity described within this Paragraph 3(b) within one (1) business day of receipt of same.


4. Ownership of Intellectual Property. Capitol shall retain all right and title to all copyrights and trademarks contained in the Work. Davidson shall not exploit the intellectual property contained in the Work except as specifically authorized by this Agreement. Capitol hereby authorizes Davidson to use the trademarks associated with the Work in connection with the content, packaging, advertising and sale of the Product.

================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 2
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

5. Localization Kit. Capitol agrees to provide to Davidson in accordance with the schedule included within Exhibit A, a localization kit for each Title of the Work. The localization kit will be inspected and approved by Davidson prior to acceptance, such approval to not be unreasonably withheld.

6. Product Quality. Capitol will use commercially reasonable efforts to ensure the Work is of high quality and free of defects in material and workmanship.

                             OBLIGATIONS OF DAVIDSON

7. Marketing and Distribution.

     (a) Expenditures. Davidson shall use commercially reasonable efforts to promote and distribute the Product(s) under Davidson's name within the Territory. Such promotion shall include, but not be limited to advertising the Product, participating in appropriate trade shows, and directly soliciting orders from customers for the Product(s). Davidson commits to spending between seven percent (7%) and ten percent (10%) of Gross Receipts in MDF to support each Title within a set, but not less than a total of three hundred, twenty-five thousand dollars ($325,000) in MDF expenditures to support an entire set of three (3) Titles within the first nine (9) months of release of a set without prior written approval by Capitol, such approval not to be unreasonably withheld. A preliminary marketing launch plan is attached as Exhibit B as representative of the type of expenditures includable for the purposes of calculating Net Receipts, it may be amended in whole or part at Davidson's sole discretion. In addition to the MDF, Davidson agrees to spend five percent (5%) of Gross Receipts for the purpose of a co-op advertising program with its distributors and dealers.

     (b) Published Pricing. Davidson from time to time publishes prices at which it sells its products to its customers ("Net Pricing"). The Titles shall be included in Davidson's Net Pricing at twenty-four dollars ($24.00). In the event of a change in a Title's published net price, Davidson will obtain Capitol's prior written approval.

8. Storybook Printing. Davidson agrees to print and include with each Product, a printed storybook version of the Title that is the subject of the Product. The storybook will be printed from the Work provided by Capitol in accordance with Paragraph 2 herein.

9. Packaging and Credits.

     (a) Davidson will be responsible for the production of all sales and marketing materials and the manufacture of all packaging and associated materials for the Titles, said packaging to be approved by Capitol, such approval not to be unreasonably withheld.

     (b) Davidson will display appropriate credit to Capitol for Capitol's contribution to the Product. This credit will appear in the "About Box" contained within the Product and on the outside of the Product packaging. Credit will include the use of the CapDisc(R) name and logo. The tradename "Grandpa Mouse Tales(R)" will be printed on the outside packaging of all Titles.

10. Ownership of Intellectual Property. Davidson shall retain all rights and title to all copyrights and trademarks contained in the Product, with the exception of the copyrights and trademarks owned by Capitol and licensed hereunder. It is agreed and understood that Davidson shall create and use a tradename for a line of products within which it will publish the Titles. The tradename shall be owned by Davidson.

================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 3
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

                                  MISCELLANEOUS

11. Term and Renewal.

     (a) Initial Term. This Agreement shall become effective on the date first above written and shall continue in full force and effect for three (3) years following the earlier of: (i) initial shipment of the sixth and final Title; or
(ii) forty-five (45) days after receipt of a gold master with respect to the second Title, unless earlier terminated in accordance with the terms and conditions hereof.

     (b) Automatic Renewal. Unless this Agreement has been terminated as provided herein or one or both of the parties has served the other with written notice to the contrary upon no less than ninety (90) days prior to the expiration of the term of the Agreement, this Agreement shall automatically renew for an additional period of one (1) year.

     (c) Renewal as of Right. If Davidson reaches a sales goal of three hundred fifty thousand (350,000) units in total sales of all Products, excluding OEM and bundled units, prior to ninety (90) days before expiration of the initial term, it shall be entitled, at its discretion, to renew the Agreement for an additional one (1) year term.

12. Payments and Advances. As consideration for the grant of License, delivery of Work, and the further obligations of Capitol as described hereunder, Davidson and Capitol will share equally the Net Receipts. To effectuate this, Davidson shall pay to Capitol in accordance with Paragraph 11 a payment on the domestic and international sales of all Products and localized Product in the amount of one-half (1/2) of Net Receipts. Capitol acknowledges that sales volumes are speculative and that Davidson therefore makes no representations or warranties that it or its customers will achieve any particular level of sales volume. Furthermore, Davidson shall pay Capitol a non-refundable advance, against future payments resulting from localized Product, in the amount of ninety-thousand dollars ($90,000) for each Product localization kit accepted by Davidson in accordance with Paragraph 5 and Exhibit A. Any compensation paid by Davidson to Capitol shall not be reimbursable.

13. Payments and Statements. Davidson shall account to Capitol with regard to all Net Receipts within thirty (30) days following the conclusion of each calendar quarter in which Products are reported sold. Each such accounting ("Statement(s)") shall contain the appropriate calculations relating to the computation of payments payable to Capitol under this Agreement and such payments shall be remitted and paid to Capitol with the particular Statement indicating such amount due. Each Statement shall provide detail by country, including Gross Receipts, COGS, applicable Return Reserve Allowance, bad debt, MDF and co-op expenditures (including any carry-overs), and the amount of Net Receipts retained by Davidson. All Statements hereunder shall be deemed rendered when deposited, postage prepaid, in the United States mail, addressed to Capitol at the notice address described in Paragraph 25 herein below. Each Statement and all items contained therein shall be deemed correct and shall be conclusive and binding upon Capitol upon the expiration of one (1) year from the date rendered, unless, within such one (1) year period, Capitol delivers written notice to Davidson objecting to one or more items of such Statement and such notice specifies in reasonable detail the items to which Capitol objects and the nature of and reason for Capitol's objection thereto. In such event Capitol may exercise its audit rights under Paragraph 14 below, provided said audit commences within six (6) months from the date Davidson receives written notice objecting to the Statement.

14. Books of Account and Audits. Davidson shall keep books of account relating to expenses and the distribution of Products on the same basis and in the same manner and for the same periods as such records are customarily kept by Davidson. Capitol may, upon reasonable notice and at its own expense, audit the applicable records at Davidson's office, in order to verify any Statements rendered hereunder. Any such audit shall be conducted only by a certified public accountant whom is not held on retainer by Capitol nor


================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 4
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

working on a contingency fee and shall take place only during reasonable business hours and in such manner so as not to interfere with Davidson's normal business activities. However, no audit may be conducted during the first three
(3) weeks of any calendar quarter. All of the information contained in Davidson's books and records shall be kept confidential except to the extent necessary to permit enforcement of Capitol's rights hereunder, and Capitol agrees that such information inspected and/or copied on behalf of Capitol hereunder shall be used only for the purposes of determining the accuracy of the Statements, and shall be revealed only to such employees, agents and/or representatives of Capitol as necessary to verify the accuracy of the Statements except to the extent necessary to permit enforcement of Capitol's rights hereunder. Davidson shall be furnished with a copy of Capitol's auditor report within thirty (30) days after the completion of such report. In no event shall an audit with respect to any Statement rendered hereunder commence after the date on which such Statement has become incontestable pursuant to Paragraph 13 above nor shall any audit continue for longer than ten (10) consecutive business days nor shall audits be made hereunder more frequently than once annually nor shall the records supporting any such Statements be audited more than once. In addition, Davidson shall be responsible for all reasonable documented costs incurred by Capitol to conduct such an examination should an underpayment of five (5%) percent or greater be discovered.

15. Sequels, Other Formats, New Titles based on International Folktales, and Other Media.

     (a) Right of First Negotiation. If during the term of this Agreement, Capitol determines that it wishes to develop and distribute: (i) any Title or Titles capable of running on other operating system(s) and/or on other media; or
(ii) any sequel to a Title or Titles in any form; or (iii) any new titles in the Kid Venture Series, Davidson shall have the first right of negotiation to provide services to Capitol.

     (b) Notice and Election. If Capitol decides to develop or distribute any product described in Paragraph 15(a) above, Capitol shall so notify Davidson in writing ("New Product Notice"). Davidson shall have the right for a period of twenty (20) business days after receipt of the New Product Notice, to elect, by written notice to Capitol, to negotiate to provide services for the product.

     (c) Failure to Respond or Agree. If within twenty (20) business days from receipt of the New Product Notice, Davidson does not elect by written notice to Capitol to provide services, Capitol shall be released from any obligation with respect to negotiation with Davidson in connection with such product, and Capitol shall be free to negotiate with third parties in connection with such product.

16.  Termination.

     (a) Termination by Either Party: This Agreement may be terminated forthwith by either party upon the occurrence of the following, by one party giving written notice thereof to the other party by registered or certified mail, in which this Agreement shall terminate on the date set forth in such notice. The date of mailing said written notice shall be deemed the date on which notice of termination of this Agreement shall have been given.

          (i) If any proceeding in bankruptcy or in reorganization or for the appointment of a receiver or trustee or any other proceeding under any law for the relief of debtors shall be instituted by or against the Dealer or if the Dealer shall make an assignment for the benefit of creditors;

          (ii) A material breach by either party of any of the terms of this Agreement which breach is not remedied by the breaching party to the other party's satisfaction within thirty (30) days of the breaching party's receipt of notice of such breach from the other party in the event of a breach of Paragraph 13 hereunder and within ninety (90) days for all other breaches.

     (b) Effects of Termination or Non-Renewal. Following the effective date of any termination of this Agreement or expiration of the initial term or any renewal term: (i) the License granted in Paragraph 3 of this Agreement will be revoked in accordance with the time period specified within this subparagraph; and (ii) each party will cooperate with the other in order to effect an orderly termination of the relationship


================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 5
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

created by this Agreement, including without limitation, the prompt return of the masters; and (iii) Davidson may continue to manufacture from all raw-materials in its possession and sell all Products created during the term of the Agreement for a period of six (6) months. Davidson will continue to pay Capitol payments on any Product(s) produced under this Agreement according to the terms and conditions contained herein, but shall cease all efforts toward the purchase of further raw-materials, and future development of new Products relating to the Work, except as described within this Paragraph 16(b). At its sole discretion, Capitol may elect to purchase from Davidson, at Davidson's cost, all raw and finished goods in Davidson's possession at termination or expiration of the initial or renewal term of this Agreement. Davidson will have no further obligation, whether financial or otherwise, to Capitol after such termination.

17. Support and Bug Fixes.

     (a) Davidson agrees: (i) that its technical representatives, or those to whom it designates its technical support responsibilities, will provide all support and assistance with respect to the Products; and (ii) that such technical representatives will use commercially appropriate efforts to resolve the problem(s) presented to them. Only to the extent that such technical representatives are, after the exercise of such commercially appropriate efforts, unable to resolve a problem(s) so presented will Davidson refer the problem(s) to Capitol for a resolution or workaround.

     (b) For matters referred to Capitol by such technical representatives, Capitol will endeavor to identify the cause of the alleged malfunction. Capitol will advise Davidson of a workaround for the problem that will allow continued utilization of the Products in the manner contemplated by the Product documentation, or a permanent procedure to correct, avoid, or preclude the occurrence of the problem in the future. If the solution provided by Capitol is a workaround, Capitol will thereafter provide a permanent resolution for the malfunction as soon as possible.

     (c) Capitol will have no technical support responsibilities whatsoever with respect to the Products except as to Davidson.

     (d) Capitol will fix all reported bugs, for no additional compensation, on a priority basis for the first two (2) months after final delivery of any Work, and on a normal priority basis for the following ten (10) months. Priority basis to mean Capitol will allocate at least seventy-five percent (75%) of a senior programmer's time to repair the reported bug(s) until such repair(s) are complete.

18. Promotional and Complimentary Copies. Davidson shall supply Capitol with twenty-four (24) commercial copies of each Product at no charge to Capitol. Additionally, upon request by Capitol, Davidson will provide additional commercial copies of the Product to Capitol at a price of four dollars ($4) per copy, plus applicable shipping charges. Capitol agrees not to resell any software copies obtained under this Paragraph 16. No payment shall be payable to Capitol for units of the Product distributed by Davidson to any third parties free of charge for marketing, demonstration, and/or promotional purposes.

19. Assignment. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Anything to the contrary notwithstanding, neither party may assign this Agreement without prior written approval of the other party.

20. Independent Contractor. The relationship established between Davidson and Capitol by this Agreement is that of a licensor and a licensee/distributor and nothing herein contained shall be deemed to establish or otherwise create a relationship of principal and agent between Davidson and Capitol; it is understood that both parties are independent contractors who cannot and shall not be deemed an agent of the other party for any purpose whatsoever, and neither party nor any of its agents or employees shall have any right or

================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 6
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

authority to assume or create obligation of any kind, whether express or implied, on behalf of the other party.

21. Confidentiality. In the course of this Agreement, it is anticipated that the parties will learn confidential or proprietary information about the other. Capitol and Davidson will keep confidential this information and any other information which Capitol and Davidson may acquire with respect to the other's business, including, but not limited to, information developed and relating to new products, customers, pricing, know-how, processes, and practices, unless and until the other party consents to disclosure, or unless such knowledge and information otherwise becomes generally available to the public through no fault of the other party. Neither party will disclose to others, without the other's consent, the fact that it is acting on behalf of the other party and will not publish on the subject of this relationship without first providing the other party with the opportunity to review and offer reasonable objection to the contemplated publication. This undertaking to keep information confidential will survive the termination of this Agreement. Both parties will require each of his employees performing Services to execute a Nonemployee Confidentiality
Agreement, if requested by the other party. At the termination of this Agreement, both parties will return to the other all drawings, specifications, manuals and other printed or reproduced material (including information stored on machine readable media) provided by the other party.

22. Competing Products. Capitol represents that it has advised Davidson in writing prior to the date of signing this Agreement of any relationship with third parties, including competitors of Davidson, which would present a conflict of interest with the Services and Work or Product or which would prevent Capitol from carrying out the terms of this Agreement.

23. Limitation of Liability. THE LIABILITY OF EITHER PARTY, IF ANY, FOR DAMAGES FOR ANY CLAIM OF ANY KIND WHATSOEVER AND REGARDLESS OF THE LEGAL THEORY, WITH REGARD TO THE LICENSE GRANTED HEREUNDER OR THE SERVICES PERFORMED HEREUNDER, SHALL NOT INCLUDE COMPENSATION, REIMBURSEMENT OR DAMAGES ON ACCOUNT OF THE LOSS OF PRESENT OR PROSPECTIVE PROFITS, EXPENDITURES, INVESTMENTS OR COMMITMENTS, WHETHER MADE IN ESTABLISHMENT, DEVELOPMENT OR MAINTENANCE OF REPUTATION OR GOODWILL OR FOR ANY OTHER REASON WHATSOEVER. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES.

24. Representations and Warranties. Capitol warrants and represents that Capitol has full right and power to enter into this Agreement; that the Work will be original; that the Work will not contain any libelous or otherwise unlawful material or violate any copyright or personal or proprietary right of any person or entity. Davidson warrants and represents that it has full right and power to enter into this Agreement.


25. Indemnification.

     (a) Davidson shall defend, indemnify and hold harmless Capitol, its officers, directors, employees and agents from and against any and all liabilities, damages costs and fees ( including reasonable attorney's fees ) for any claims or actions arising out of or relating to Davidson's distribution of the Product(s), and any obligations Davidson has undertaken to perform for Capitol hereunder. Such indemnification obligation of Davidson is conditioned upon Capitol immediately notifying Davidson in a writing that sets

================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 7
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

          forth with specificity the claim or action to which such indemnification obligation applies. Davidson will have the right to control the defense of each such claim or lawsuit or proceeding arising therefrom without the prior written approval of Licensee.

     (b) Capitol shall defend, indemnify and hold harmless Davidson, its affiliated companies and partners and their respective officers, directors, employees and agents from and against any and all liabilities, damages, costs and fees (including reasonable attorney's fees) for any claims or actions arising out of or relating to the License(s) granted hereunder and any and all obligations Capitol has undertaken to perform for Davidson or any representations and warranties Capitol has made hereunder. Such indemnification obligation of Capitol is conditioned upon Davidson immediately notifying Capitol in a writing that sets forth with specificity the claim or action to which such indemnification obligation applies. Capitol will have the right to control the defense of each such claim and any lawsuit or proceeding arising therefrom. In no event will Davidson settle any such claim or lawsuit or proceeding arising therefrom without the prior written approval of Capitol. In defending against such claim or action, Capitol may (i) contest; (ii) settle; (iii) procure for Davidson and its customers the right to continue using the Products, as applicable; or (iv) modify or replace the Products, as applicable, so that they no longer infringe. Capitol acknowledges that the warranties and representations herein shall survive the termination of this Agreement.

26. Governing Law. This Agreement shall be construed in accordance with the substantive law of the State of New York.

27. Notices. Any notice required under this Agreement will be given by first class United States mail, postage prepaid with return receipt requested, or by facsimile, telex, overnight courier or personal delivery to the address of the receiving party given below. Notices will be deemed effective three (3) days after the date of mailing thereof; notice by personal delivery or recorded delivery shall be deemed given on the day of actual delivery. Copies of notices sent by mail may be sent simultaneously by fax for information purposes only.

   To Davidson:      Attn.: Nargess Fassih,               with a copy to:
                     Director, New Business Development   Attn.: Paula V. Duffy,
                     Davidson & Associates                V.P.- General Counsel
                     19840 Pioneer Avenue
                     Torrance, CA 90503
                     Fax: (310) 793-0601


   To Capitol:       Attn.                                with a copy to:
                     President                            Attn.: Chief Financial
                     Capitol Multimedia, Inc.             Officer
                     7315 Wisconsin Avenue
                     Suite 800 East
                     Bethesda, MD  20814
               Fax: (301) 907-7005/6

28. Equitable Relief. Because of the uniqueness of the services to be performed by the parties, in addition to the other rights and remedies that the parties may have for a breach of this Agreement, the parties shall have the right to enforce this contract, in all of its provisions, by injunction, specific performance, or other relief in a court of equity.

================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 8
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

29. Survival. The rights and obligations set forth in Paragraphs 4, 8, 11, 14(b), 15, 17, 18, 19, 21, 22, 23, 24, 27, 28 and 31 shall survive the termination or expiration of this Agreement or any determination that this Agreement or any portion hereof or exhibit hereto is void or voidable.

30. Waiver. No waiver of any default or breach of this Agreement by either party shall be deemed a continuing waiver or a waiver of any other breach or default, no matter how similar.

31. Force Majeure. The obligations of Capitol and Davidson hereunder are subject to and contingent upon the absence of interference or interruptions such as strikes, riots, war, invasion, fire, explosion, accident, delays in carriers, acts of God and all other delays beyond the party's reasonable control, and any interference with the obligation of either of the parties by any such reason shall not be deemed a breach thereof, but shall suspend this Agreement for a reasonable period to allow the effected party to recover from said interference of interruption. The term of the Agreement as stated in Paragraph 9 shall be extended by a time period equal to any suspension of the Agreement in accordance with this Paragraph.

32. Severability. If a provision herein contained shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force or effect while such infirmity shall exist, but such infirmity shall have no effect whatsoever upon the binding force or effectiveness of any of the other provisions hereof, it being the intention of the parties hereto that had they, or either of them, known of such infirmity, they would have entered into a contract, each with the other, containing all of the other provisions hereof. In the event the infirmed provision causes the contract to fail of its essential purpose, then the entire Agreement shall fail and become void.

33. Entire Agreement. This Agreement including all Schedules and Exhibits constitute and contain the entire agreement between the parties with respect to the subject matter hereof and supersede any prior oral or written agreements. Nothing herein contained shall be binding upon the parties until this Agreement has been executed by each and has been delivered to the parties. This Agreement may not be changed, modified, amended or supplemented, except in writing signed by all parties to this Agreement. Each of the parties acknowledges and agrees that the other has not made any representations, warranties or agreements of any kind, except as may be expressly set forth herein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


DAVIDSON & ASSOCIATES                        CAPITOL MULTIMEDIA

/s/ Robert M. Davidson                       /s/ Robert I. Bogin
----------------------------------           --------------------------------
Robert M. Davidson, Chairman & CEO           Robert I. Bogin, President


July 13, 1995                                July 13, 1995
-------------                                -------------
Date                                         Date

================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 9
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.






















================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 10
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

                                    EXHIBIT A


Capitol shall develop the following Titles in accordance with the Development Schedules set forth below. Capitol agrees it will not proceed to a subsequent milestone until the previous milestone has been accepted by Davidson, said approval not to be unreasonably withheld.

Title 1:          Baba Yaga and the Magic Geese
Title 2:          Imo and the King
Title 3:          The Little Samurai
Title 4:          TBD by January 15, 1996
Title 5:          TBD by January 15, 1996
Title 6:          TBD by January 15, 1996

Capitol shall have the obligation of including Davidson's animated logo in the splash screen (introductory sequence) of all Titles.

DEVELOPMENT SCHEDULES (FOR ALL TITLES):

Title 1: Baba Yaga and the Magic Geese

    Date        Milestones
    ----        ----------

 Delivered,     Delivery of the Product Development Schedule
   Pending
  Approval
 Delivered,     Delivery of final Script and Functional Specifications Document
   Pending
  Approval
 Delivered,     Delivery of Final Audiotape
   Pending
  Approval
  07-28-95      Delivery of storybook materials with page layouts
 Delivered,     Delivery of Alpha version to Davidson QA department
   Pending
  Approval
  07-28-95      Delivery of Beta version and user instruction manual to Davidson
                QA department, excluding WIN95
  08-11-95      Delivery  of Beta  version  and user  instruction
                manual to Davidson QA department- WIN 95 platform
  08-18-95      Delivery of Golden Master to Davidson

*Dates listed above are for informational purposes only

Title 2: Imo and the King

    Date        Milestones

 Delivered,     Delivery of the Product Development Schedule
   Pending
  Approval
 Delivered,     Delivery of final Script and Functional Specifications Document
   Pending
  Approval


================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 11
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.




  07-14-95      Delivery of Final Audiotape
  08-18-95      Delivery  of  storybook  materials  with page  layouts
  08-04-95      Delivery of Alpha version to Davidson QA department
  08-18-95      Delivery of Beta version and user instruction manual to Davidson
                QA department
  09-01-95      Delivery of Golden  Master to Davidson

* Dates  listed above are for informational purposes only.

Title 3:  The Little Samurai

  Date          Milestones
  ----          ----------

 Delivered,     Delivery of the Product Development Schedule
   Pending
  Approval
 Delivered,     Delivery of final Script and Functional Specifications Document
   Pending
  Approval
  07-21-95      Delivery of Final Audiotape
  08-18-95      Delivery  of  storybook  materials  with page  layouts
  08-18-95      Delivery of Alpha version to Davidson QA department
  09-01-95      Delivery of Beta version and user instruction manual to Davidson
                QA department
  09-15-95      Delivery of Golden  Master to Davidson

* Dates listed above are for informational purposes only.

Title 4: TBD

  Date          Milestones
  ----          ----------

   1-16-96      Delivery of the Product Concept
  __-__-9_      Delivery of final Script and Functional Specifications Document
  __-__-9_      Delivery of Final Audiotape
  __-__-9_      Delivery of Final Product Specifications including minimum hardware configurations
  __-__-9_      Delivery of storybook material with page layouts
  __-__-9_      Delivery of Alpha version to Davidson QA department
  __-__-9_      Delivery of Beta version and user instruction manual to Davidson
                QA department
  __-__-9_      Delivery of Golden Master to Davidson
* Dates listed above are for informational purposes only.

Title 5: TBD

  Date          Milestones
  ----          ----------

   1-16-96      Delivery of the Product Concept
  __-__-9_      Delivery of final Script and Functional Specifications Document
  __-__-9_      Delivery of Final Audiotape
  __-__-9_      Delivery of Final Product Specifications including minimum hardware configurations
  __-__-9_      Delivery of storybook material with page layouts
  __-__-9_      Delivery of Alpha version to Davidson QA department


================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 12
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.


  __-__-9_      Delivery of Beta version and user instruction manual to Davidson
                QA department
  __-__-9_      Delivery of Golden Master to Davidson

* Dates listed above are for informational purposes only.

Title 6:  TBD

  Date          Milestones

   1-16-96      Delivery of the Product Concept
  __-__-9_      Delivery of final Script and Functional Specifications Document
  __-__-9_      Delivery of Final Audiotape
  __-__-9_      Delivery of Final Product Specifications including minimum hardware configurations
  __-__-9_      Delivery of storybook material with page layouts
  __-__-9_      Delivery of Alpha version to Davidson QA department
  __-__-9_      Delivery of Beta version and user instruction manual to Davidson
                QA department
  __-__-9_      Delivery of Golden Master to Davidson

* Dates listed above are for informational purposes only.


================================================================================
DAVIDSON & ASSOCIATES, INC.                                           Page 13
Page Acknowledgment DAVIDSON /s/ RMD CAPITOL /s/ RB

EXHIBIT 10.54
LICENSING AND DISTRIBUTION AGREEMENT WITH DAVIDSON & ASSOCIATES, INC.

                                    EXHIBIT B



--------------------------------------------------------------------------------
Marketing Activity                                                 $'s Allocated
--------------------------------------------------------------------------------
Print Advertising                                                    $55,000.00
--------------------------------------------------------------------------------
Direct Mail                                                           $5,000.00
--------------------------------------------------------------------------------
Promotions                                                           $25,000.00
--------------------------------------------------------------------------------
Packaging                                                            $78,000.00
--------------------------------------------------------------------------------
Public Relations                                                      $3,200.00
--------------------------------------------------------------------------------
Consumer Sales Efforts                                               $98,500.00
--------------------------------------------------------------------------------
Marketing Manpower                                                   $21,000.00
--------------------------------------------------------------------------------
                                                        Total*      $325,800.00*
                                                                   -------------